Stockholders' Equity (Accumulated Other Comprehensive Income (Loss)) (Details) (USD $) In Millions	May 29, 2011	May 30, 2010
Stockholders' Equity
Foreign currency translation adjustment	$ (0.4)	$ (2.2)
Unrealized gains (losses) on marketable securities, net of tax	0.5	0.3
Unrealized gains (losses) on derivatives, net of tax	(4.1)	1.1
Benefit plan funding position, net of tax	(55.8)	(70.3)
Total accumulated other comprehensive income (loss)	$ (59.8)	$ (71.1)